UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 7, 2015

CVS HEALTH CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-01011		05-0494040
(Commission File Number)		(IRS Employer Identification No.)

One CVS Drive Woonsocket, Rhode Island		02895
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (401) 765-1500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.    Submission of Matters to a Vote of Security Holders.
The following are the voting results on each matter submitted to CVS Health Corporation's (the “Company’s”) stockholders at the Annual Meeting of Stockholders held on May 7, 2015 (the “Annual Meeting”). The proposals below are described in detail in the Proxy Statement. At the Annual Meeting, the 11 nominees for director were elected to the Company’s Board of Directors for a term of one year (Proposal 1). In addition, management proposals regarding the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2015 (Proposal 2), a non-binding resolution regarding approval of the compensation of the Company’s named executive officers as disclosed in the Proxy Statement (Proposal 3), and a proposal to approve the performance criteria in the Company’s 2010 Incentive Compensation Plan (Proposal 4), were approved. A stockholder proposal requesting a report on the congruency of the Company’s political contributions and its corporate values (Proposal 5) was rejected.

	For	Against	Abstained	Broker Non-Votes
1. The election, for one-year terms, of persons nominated for directors, all as set forth in the Company’s Proxy Statement, was approved by the following votes:

Richard M. Bracken	863,584,597	6,123,036	3,224,968	83,883,859
C. David Brown II	860,910,971	8,777,970	3,243,660	83,883,859
Alecia A. DeCoudreaux	867,577,154	2,208,989	3,146,458	83,883,859
Nancy-Ann M. DeParle	867,651,300	2,088,913	3,192,388	83,883,859
David W. Dorman	842,192,229	27,491,544	3,248,828	83,883,859
Anne M. Finucane	867,140,376	2,597,390	3,194,835	83,883,859
Larry J. Merlo	867,587,546	2,335,826	3,009,229	83,883,859
Jean-Pierre Millon	866,805,806	2,886,092	3,240,703	83,883,859
Richard J. Swift	820,292,657	47,215,112	5,424,832	83,883,859
William C. Weldon	861,162,747	8,572,437	3,197,417	83,883,859
Tony L. White	862,672,785	6,994,295	3,265,521	83,883,859

2. Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the 2015 fiscal year, as set forth in the Company’s Proxy Statement, was approved by the following vote:	944,328,882	8,855,044	3,632,534	—
3. Company proposal to approve, by a non-binding vote, the compensation of the Company’s named executive officers, as set forth in the Company’s Proxy Statement, was approved by the following vote:	822,826,401	46,093,639	4,012,561	83,883,859
4. Company proposal to approve the performance criteria in the Company’s 2010 Incentive Compensation Plan was approved by the following vote:	842,400,334	26,740,158	3,792,109	83,883,859
5. Stockholder proposal requesting a report on the congruency of the Company’s political contributions and its corporate values was rejected by the following vote:	43,759,428	642,962,098	186,211,075	83,883,859

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CVS HEALTH CORPORATION

By:	/s/ Colleen M. McIntosh
Colleen M. McIntosh Senior Vice President and Corporate Secretary
Dated: May 8, 2015